UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2018

Date of Report

(Date of earliest event reported)

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio, 44145

(Address of principal executive offices, including zip code)

440-808-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms the “Company,” “we,” “us” and “our” refer to TravelCenters of America LLC.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2018, pursuant to a recommendation of our Nominating and Governance Committee, our Board of Directors elected Andrew J. Rebholz, our Chief Executive Officer, as the Managing Director in Group I of our Board of Directors effective immediately. Mr. Rebholz was elected to fill the vacancy created by the death of Barry M. Portnoy and to serve the remainder of the full term of our Group I Directors, the Group of our Directors which stands for election at our 2020 annual meeting of shareholders.

Mr. Rebholz, age 53, has served as our Chief Executive Officer since January 2018 and served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from 2007 through 2017. Mr. Rebholz is also an executive vice president of our manager, The RMR Group LLC (“RMR LLC”), since January 2018 and served as a senior vice president of RMR LLC from 2007 through 2017. Previously, Mr. Rebholz served as the Company’s Senior Vice President and Controller from January 2007 until November 2007. Prior to that time, he served as vice president and controller of TravelCenters of America, Inc., the Company’s predecessor, since 2002, and as corporate controller of the Company’s predecessor prior to that since 1997. Since 2017, Mr. Rebholz has been a director of NATSO, Inc., a not for profit trade association engaged in activities intended to support the travel center industry.

Our Board of Directors is comprised of two Managing Directors and three Independent Directors. Mr. Rebholz qualifies as a Managing Director in accordance with the Company’s Amended and Restated Limited Liability Company Agreement and Amended and Restated Bylaws. Mr. Rebholz has advised the Company that he has no arrangement or understanding with any other person pursuant to which he was selected as a Director of the Company. Mr. Rebholz is not expected to be appointed to any committees of our Board of Directors.

In accordance with our publicly disclosed Director compensation arrangements, Mr. Rebholz will not be entitled to any cash compensation for his service as one of our Managing Directors, but he will be entitled to receive awards of shares representing common limited liability company interests in the Company (“Common Shares”) from time to time pursuant to our equity compensation plan at the discretion of our Compensation Committee. On March 15, 2018, consistent with the Company’s Director compensation arrangements, our Compensation Committee awarded him 10,000 Common Shares valued at $3.60 per Common Share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date. We previously filed a summary of our currently effective Director compensation arrangements as Exhibit 10.2 to our Current Report on Form 8-K dated May 22, 2017, which summary is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with RMR LLC and The RMR Group Inc. (“RMR Inc.”) and others related to them. Our other Managing Director, Adam D. Portnoy, as the current sole trustee of ABP Trust, is the controlling shareholder of RMR Inc., and, as the current sole trustee of ABP Trust, beneficially owns all the class A membership units of RMR LLC not owned by RMR Inc. Mr. Adam D. Portnoy is an officer of RMR LLC and a managing director, president and chief executive officer of RMR Inc. Mr. Rebholz and Barry A. Richards, the Company’s President and Chief Operating Officer, William E. Myers, the Company’s Executive Vice President, Chief Financial Officer and Treasurer and Mark R. Young, the Company’s Executive Vice President and General Counsel, are officers and employees of RMR LLC. RMR LLC also provides management services to Hospitality Properties Trust (“HPT”) and HPT’s executive officers are officers and employees of RMR LLC. HPT is our principal landlord and largest shareholder and, as of December 31, 2017, owned 3,420,000 of our Common Shares, representing approximately 8.6% of our outstanding Common Shares. Our Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its subsidiaries provide management services. Adam D. Portnoy serves as a managing director or managing trustee of almost all of those companies. In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2017 (our “Annual Report”), our definitive Proxy Statement for our 2017 Annual Meeting of Shareholders (our “Proxy Statement”), and our other filings with the SEC, including: (i) Notes 7, 10, 11 and 12 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Related Party Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report; and (ii) the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement; each of the sections referenced in (i) and (ii) are incorporated into this Current Report on Form 8-K by reference. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: March 16, 2018	By:	/s/ William E. Myers
William E. Myers
Executive Vice President, Chief Financial Officer and Treasurer